UNALLOCATED RESERVE AND DISTRIBUTIONS	12 Months Ended
Jan. 31, 2012
UNALLOCATED RESERVE AND DISTRIBUTIONS
UNALLOCATED RESERVE AND DISTRIBUTIONS

NOTE 5 -                                          UNALLOCATED RESERVE AND DISTRIBUTIONS

The Trustees have determined that the unallocated cash and U.S. Government securities portion of the Unallocated Reserve should be maintained at a prudent level, usually within the range of $500,000 to $1,000,000, to meet present or future liabilities of the Trust.  The actual amount of the unallocated cash and U.S. Government securities portion of the Unallocated Reserve will fluctuate from time to time, and it may increase or decrease from its current level.

The Trustees determine the level of distributions on a quarterly basis after receiving notification from NMC as to the amount of royalty income that will be received and after determination of any known or anticipated expenses, liabilities and obligations of the Trust.  As a result of fluctuations in the accrued income receivable portion of the Unallocated Reserve, future distributions may vary depending upon the adjustments to royalty income, which are determined by NMC, and the level of Trust expenses that the Trustees anticipate occurring in subsequent quarters.

During the fiscal years ended January 31, 2012, 2011, and 2010, the Trustees distributed cash payments totaling $31,750,424 ($2.42 per Unit), $31,291,223 ($2.385 per Unit), and $9,315,207 ($.71 per Unit), respectively. In addition, in January 2012 the Trustees declared a distribution of $0.76 per Unit of beneficial interest, which was paid in February 2012.